SA FUNDS – Investment Trust

SA Worldwide Moderate Growth Fund (the “Fund”)

Supplement dated January 5, 2024 to the

Prospectus of the Fund, dated October 28, 2023

This Supplement amends information in the Fund’s Prospectus of the SA Funds – Investment Trust, dated October 28, 2023. You may obtain a copy of the Prospectus free of charge, upon request, by calling the toll-free number 1-844-366-0905 or on the Internet at http://www.sa-funds.com.

On or about March 5, 2024, the following information supplements and supersedes any contrary information contained in the Information about the Underlying SA Funds section of the Prospectus:

Underlying Fixed Income Funds

SA U.S. Fixed Income Fund

The Fund’s goal is to achieve a generally stable return consistent with preservation of capital. The Fund pursues its goal by investing primarily in:

•	obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;

•	dollar-denominated obligations of foreign issuers issued in the United States;

•	bank obligations, including those of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit) and bankers’ acceptances;

•	corporate debt obligations;

•	commercial paper;

•	obligations of supranational organizations, such as the World Bank and the European Investment Bank; and

•	repurchase agreements.

Generally, the Fund acquires obligations that mature between one and ten years from the date of settlement. During normal market conditions, the fund will seek to maintain an average portfolio duration within minus half a year to plus one year (-0.5 to 1.0 years) of the average duration of the Morningstar® U.S. 1-3 Year Government and Corporate Bond IndexSM. The Fund generally invests in fixed income securities that are rated investment grade or that have been determined to be of comparable quality (at the time of investment). The Fund may invest more than 25% of its total assets in dollar-denominated obligations of U.S. banks and U.S. subsidiaries and branches of foreign banks and bank holding companies under certain circumstances.

SA Global Fixed Income Fund

The Fund’s goal is to maximize total return available from a universe of higher-quality fixed income investments maturing one to ten years from the date of settlement.. The Fund pursues its goal by investing primarily in:

•	obligations issued or guaranteed by the U.S. and foreign governments of developed countries or their agencies or instrumentalities;
•	obligations of supranational organizations, such as the World Bank and the European Investment Bank;

•	obligations of other U.S. and foreign issuers including:

•	corporate debt obligations;

•	commercial paper;

•	bank obligations; and

•	repurchase agreements.

The Fund primarily invests in fixed income securities that mature between one and ten years from the date of settlement. During normal market conditions, the fund will seek to maintain an average portfolio duration of minus half a year to plus one and one-half years (-0.5 to 1.5 years) of the average duration of the Morningstar® Global 1-5 Year Treasury Bond Hedged IndexSM. The Fund normally invests in fixed income securities that are rated investment grade or that have been determined to be of comparable quality (at the time of investment). These securities may be denominated in U.S. dollars as well as other currencies, including the Euro. The Fund invests in foreign issuers in countries with developed markets as designated from time to time. The Fund may also enter into foreign currency forward contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another.

You should retain this Supplement for future reference.

SA Funds–Investment Trust

SEC file number: 811-09195